UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: March 31, 2020

Item 1.	Reports to Stockholders.

XAI Octagon Floating Rate & Alternative Income Term Trust

Semi-Annual Report

March 31, 2020

XA INVESTMENTS

TABLE OF CONTENTS

Shareholder Letter	1
Questions & Answers	2
Trust Portfolio Information	7
Schedule of Investments	9
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes In Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	21
Additional Information	31

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of XAI Octagon Floating Rate & Alternative Income Term Trust’s (the “Trust”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Trust’s website (www.xainvestments.com/XFLT), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Trust by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling (888) 903-3358. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Trust or to all funds held in your account if you invest through your financial intermediary.

XAI Octagon Floating Rate & Alternative Income Term Trust	Shareholder Letter

March 31, 2020 (Unaudited)

Dear Shareholder:

We thank you for your investment in XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”). This semi-annual report covers the six months ended March 31, 2020 (the “Period”).

XA Investments LLC (“XAI” serves as the investment adviser to the Trust. Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. The investment objective of the Trust is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating-rate credit instruments and other structured credit investments. There can be no assurance that the Trust will achieve its investment objective.

The Trust’s net asset value (“NAV”) decreased during the Period by -41.85% from $8.22 per common share to $4.78 per common share, largely reflecting unrealized losses due to valuation changes for the Trust’s investments in collateralized loan obligation (“CLO”) debt, CLO equity, and opportunistic loan segments.

For the six months ended March 31, 2020, the S&P 500 Index, the Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index and the Trust’s benchmark, the S&P/LSTA Leveraged Loan 100 Index, generated returns of -12.31%, -10.84%, and -7.85%,1 respectively. For the three months ending March 31, 2020, the same indexes generated returns of -19.60%, -13.13%, and -9.88%, respectively.1

During the Period the Trust declared monthly distributions of $0.073 per common share and aggregate distributions totaling $0.438 per common share. The distribution declared on March 2, 2020 represented an annualized distribution rate of 19.51% based on the Trust’s closing market price of $4.49 per common share on March 31, 2020. The Trust decreased the monthly distribution to $0.060 per share, beginning with the distribution declared on April 1, 2020, which represents an annualized distribution rate of 16.22% based on the Trust’s closing market price of $4.44 per common share on April 1, 2020.

The closing price per share of the Trust’s common shares was $4.49 on March 31, 2020, representing a -6.07% discount to NAV per common share as of such date. From the Trust’s IPO on September 27, 2017 through March 31, 2020, the Trust’s common shares have traded on average at a 1.27% premium to NAV.

The Trust has sold 3,281,408 common shares, which resulted in $28,442,087 of net proceeds, through the at-the-market program between May 1, 2019 and March 5, 2020 at which time the program was suspended due to market volatility caused by the COVID-19 pandemic and the resulting decline of the Trust’s NAV. The Trust also sold an additional 1,098,500 common shares through an underwritten offering of common shares that settled on November 19, 2019. The underwritten offering resulted in gross proceeds of $9,183,460 (before deduction of the sales load and offering expenses).

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at www.xainvestments.com/XFLT.

Sincerely,

Kimberly Flynn

Managing Director

XA Investments LLC

[1]	Source: Bloomberg

Semi-Annual Report | March 31, 2020	1

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2020 (Unaudited)

Gretchen M. Lam, Senior Portfolio Manager at Octagon Credit Investors, LLC (“Octagon”) and a member of Octagon’s Investment Committee now serves as lead portfolio manager of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) effective February 14, 2020. Ms. Lam is supported by a team of Octagon investment professionals in the day-to-day management of the Trust’s portfolio, including the following additional members of Octagon’s Investment Committee: Andrew D. Gordon (Octagon’s co-founder, Chief Executive Officer and Co-Chief Investment Officer), Michael B. Nechamkin (Co-Chief Investment Officer and Senior Portfolio Manager), Lauren B. Law (Portfolio Manager), Sean M. Gleason (Assistant Portfolio Manager), and Maegan Gallagher (Head of Trading and Capital Markets). Herein, Ms. Lam discusses the market environment and the Trust’s performance for the six months ended March 31, 2020 (the “Period”).

What is the Trust’s investment objective and how is it pursued?

The Trust’s investment objective is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating-rate credit instruments and other structured credit investments.

The Trust’s investments may include (i) structured credit investments, including collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments.

Leveraged loans are debt obligations (also commonly referred to as “senior loans” or “floating-rate loans”) issued by a bank to a corporation that generally holds legal claim to the borrower’s assets above all other debt obligations. Currently, leveraged loans have floating rates that typically fluctuate according to LIBOR. LIBOR stands for London Interbank Offered Rate and is the benchmark rate that most of the world’s leading banks charge each other for short-term loans.

CLOs are a type of structured credit vehicle that typically invest in a diverse portfolio of broadly syndicated leveraged loans. CLOs finance this pool of loans with a capital structure that consists of debt and equity. CLO debt includes senior and mezzanine debt (collectively, “liabilities”) of a CLO structure with tranches rated from AAA down to BB or B. Interest earned from the underlying loan collateral pool of a CLO is used to pay the coupon interest on the CLO liabilities. CLO debt investors earn returns based on spreads above 3-month LIBOR. CLO equity represents a residual stake in the CLO structure and is the first loss position in the event of defaults and credit losses. CLO equity investors receive the excess spread between the CLO assets and liabilities and expenses. CLO equity is junior in priority of payment and is subject to certain payment restrictions generally set forth in an indenture governing the notes.

The Trust pursues its investment objective by investing primarily in below investment grade credit instruments that are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. The Trust may invest without limitation in credit instruments that are illiquid.

The Trust uses leverage to seek to enhance total return and income. Although leverage may create an opportunity for increased return and income for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the leverage strategy will be successful. If income and gains on securities purchased with leverage proceeds are greater than the cost of the leverage, common shareholders’ return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of leverage are less than the cost of leverage, common shareholders’ return will be less than if leverage had not been used.

Describe the current market conditions for the leveraged loan market and Octagon’s outlook.

In the span of a few weeks, the leveraged loan market underwent a historic sell-off and rally, and the market continues to face substantial headwinds due to the negative impacts of the COVID-19 pandemic. Loan prices fluctuated dramatically in March amid waves of selling pressure, first from retail loan funds raising cash to meet investor redemptions, then levered structures facing margin calls, and finally CLOs reducing exposure to lower rated loans given increased downgrades. To put the recent volatility into context, three of the four best daily returns in the loan market’s history occurred in March, as well as six of the worst seven daily returns. The weighted average bid price of the S&P/LSTA Leveraged Loan Index dropped to a post-crisis low of 76.23 on March 23rd—representing a decline of more than 20 points over a 30-day period—before modestly improving to 82.85 by March 31st.1

Loan price dispersion became more pronounced in late-March as expanded social distancing measures worldwide made it clear a historic economic contraction was imminent. As the ratings agencies reset economic and company projections, the pace of loan downgrades accelerated. Downgrades have been concentrated in sectors most exposed to COVID-19 disruptions and/or oil price sensitivity. We expect increased downgrade action by ratings agencies to continue in the coming months. We anticipate that CLOs seeking to manage exposure to assets rated B3/CCC will be sellers of these loans, which may potentially create an opportunity for the Trust. Moreover, 100% of broadly syndicated loans were trading below par as of March 31,2 which we believe creates convexity opportunities among issuers with strong balance sheets and adequate liquidity to weather COVID-19-related headwinds.

2	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2020 (Unaudited)

Policymakers, central bankers, and health officials have implemented extraordinary measures to combat the COVID-19 pandemic and its severe economic repercussions. The US Federal Reserve cut short-term interest rates to zero, expanded its lending facilities, and announced an asset purchasing program that includes corporate bonds, in addition to Treasurys and government-backed bonds. Meanwhile, the US government passed a $2 trillion fiscal stimulus package followed by $484 billion in additional aid as widespread layoffs continue across industry sectors. While the full extent of COVID-19’s effects on the global economy and on credit fundamentals remains unknown, expectations of a historic, double-digit contraction in US GDP growth in the coming quarters will undoubtedly impact many below investment grade issuers and drive loan defaults higher. Many management teams have moved quickly to shore up liquidity to ensure cash is available in the face of weak demand. Hundreds of borrowers have drawn on their revolving credit facilities, in addition, many issuers are tapping the high yield bond market to strengthen their cash positions.

Despite substantial uncertainty surrounding the outlook for corporate earnings, we believe borrowers with sufficient liquidity runway and relevant business models will be well-positioned to withstand COVID-19’s economic disruption. Octagon has invested in below investment grade corporate credit for over 25 years across varying market environments; in our experience, periods of market volatility create opportunities to purchase assets at attractive levels. Nevertheless, we are currently in uncharted territory, and we are therefore focused on defensively positioning the Trust’s loan portfolio toward businesses with resilient balance sheets and liquidity to withstand a global economic slowdown over the course of 2020.

Describe the current market conditions for the CLO market and Octagon’s outlook.

CLO debt and equity tranches experienced heightened volatility in late-February and March based on the macroeconomic and credit issues impacting the leveraged loan market. Market volatility and heavy secondary supply caused CLO debt spreads to widen significantly over the month. Secondary auction (Bids Wanted In Competition or BWIC) volumes nearly tripled month-over-month to $8.3 billion in March (representing the highest monthly level in the post-2008/2009 financial crisis period), driven by sizeable supply of AAA rated tranches ($6.1 billion).3 As investors sought to raise cash, AAA CLO debt spreads widened to Libor plus 300-400 basis points (L+300-400 bps) in mid-March from the L+130 bps context. AA-BBB rated tranches experienced a similar degree of spread widening at times, albeit with more muted trading volumes than AAAs. As trading activity for BB rated CLO debt tranches increased in March, BB spreads widened to L+1500-1700 bps.4 Meanwhile, there was limited CLO equity trading in March, due in part to the significant portion of CLO equity held in captive vehicles, as well as the wide differential between buyer interest levels and sellers’ targeted price points. As retail fund outflows decelerated, market focus shifted from technicals to fundamentals, leading to price improvement and spread compression in higher-rated CLO debt tranches at the end of March. Lower-rated CLO debt spreads also tightened, though not to the same degree as AAAs given elevated credit concerns. While we believe current CLO debt spread levels suggest compelling value, we note the dispersion in trading price levels among similarly rated tranches. Over the next 6-12 months, we expect increased CLO performance dispersion driven by underlying loan portfolio quality, CLO structure, and collateral manager. We believe that perceived CLO tranche risk will drive trading prices in the secondary market, which could provide opportunities among BB rated CLO debt tranches.

Notwithstanding the recent rebound in loan prices and CLO debt trading levels, CLO market participants are focused on increased downgrades and heightened default risk in underlying loan exposures. CLO exposure to CCC/Caa rated assets in excess of 7.5% negatively impacts overcollateralized cushions; Bank of America estimates that due to expected CCC/Caa1 loan concentrations, 20-30% of CLOs could breach their junior overcollateralization tests.5 As CCC exposures and defaults increase, we expect to see more CLOs fail their coverage tests and divert equity distributions. Despite increasing fundamental stress, we believe the current loan market presents opportunities for collateral managers to add value and mitigate losses through active trading. As of March 31, 100% of loans were trading below par, suggesting there are opportunities to buy assets in the secondary market to offset credit losses. Importantly, the CLO structure has proven resilient over time and we believe it is especially valuable during market dislocations when collateral managers can acquire discounted assets with previously locked-in, non-mark-to-market financing. During periods of market volatility, credit spreads tend to widen and loan prepayments and amortizations are recycled into discounted assets with higher yields; meanwhile, CLO liability spreads are fixed, resulting in higher cash flows to equity holders, so long as credit losses are mitigated. We believe current CLO equity valuations suggest a compelling entry point for long-term investors seeking income strategies, especially given turbulent loan market conditions, though performance will be driven by a collateral manager’s ability to successfully navigate the current market environment in the face of increasing loan downgrades and defaults.

How did the Trust perform for the six months ended March 31, 2020?

For the Period, the Trust provided a total return on market price of -46.62% and a total return based on net asset value (“NAV”) of -38.13%. NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses. All Trust returns cited – whether based on NAV or market price per common share – assume the reinvestment of all distributions. As of March 31, 2020, the Trust’s market price of $4.49 represented a discount of -6.07% to its NAV per common share of $4.78. The market value of the Trust’s common shares fluctuates from time-to-time and may be higher or lower than the Trust’s NAV. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

What were the distributions during the Period?

During the Period, the Trust paid monthly distributions of $0.073 per share. The distribution declared March 2, 2020 represents an annualized distribution rate of 19.51% based on the Trust’s closing market price of $4.49 per common share on March 31, 2020. The Trust’s distribution rate is not constant, and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 4 of the Notes to Financial Statements beginning on page 24 for more information on distributions for the period.

Semi-Annual Report | March 31, 2020	3

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2020 (Unaudited)

What influenced the Trust’s performance during the Period?

Pronounced volatility in March resulted in lower valuations across the Trust’s portfolio, which negatively impacted the Trust’s performance for the Period. The Trust’s largest performance detractors during the period were CLO equity positions, reflecting lower CLO equity NAVs owing to lower underlying loan prices. The Trust’s CLO equity segment experienced a net loss at approximately ($1.74) per share for the period; the Trust’s CLO equity positions collected quarterly distribution payments totaling $5,054,327, or $0.40 per share, during the Period, which were offset by market value losses of $27,241,806, or ($2.13) per share.

Relevant indices for the markets in which the Trust invests include the Trust’s benchmark, the S&P/LSTA Leveraged Loan 100 Index, which returned -7.85% for the Period, the Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index, which returned -12.31% for the Period, and the JP Morgan BB/B CLO Debt Index, which returned -31.03%% for the Period. There is no representative benchmark index for CLO equity in the marketplace.

How is the Trust positioned for the remainder of 2020?

We expect continued market volatility as the full impacts of the COVID-19 pandemic on the global economy and corporate earnings become clearer. As of March 31, 2020, the Trust is invested predominantly in floating-rate assets, comprising first and second lien loans (51.4% of the total portfolio on a market value basis as of March 31, 2020), CLO equity (37.5%) and CLO debt securities (7.1%). We believe the Trust’s loan positions are appropriately diversified across industry sectors, with software, media, and health care providers & services representing the largest exposures as of March 31, 2020. We intend to focus on borrowers with strong balance sheets and liquidity runway to withstand a global economic slowdown in the coming quarters. We generally expect to maintain the Trust’s current allocations to CLO equity and CLO debt tranches (the Trust’s CLO debt exposure is predominantly comprised of BB rated tranches). We will seek opportunities to invest with collateral managers that we believe are effectively managing credit risk and possess the expertise to navigate this environment within the CLO structure, and will focus on CLOs with adequate structural cushions to withstand increased downgrades and defaults.

Discuss the Trust’s secondary market performance and share issuances.

During the Period, the Trust traded at an average 4.25% premium to its NAV and has had average daily trading volumes of 136,421 common shares. The closing price per share of the Trust’s common shares was $4.49 on March 31, 2020, representing a 6.07% discount to NAV per common share as of such date. The market value of the Trust’s common shares fluctuates from time-to-time and may be higher or lower than the Trust’s NAV.

The Trust issued shares pursuant to an at-the-market (“ATM”) program during the Period. In an ATM offering, newly issued shares are sold incrementally into the secondary trading market through a placement agent at prevailing market prices. The placement agent sells the common shares in the open market and the Trust receives cash proceeds from the transaction to be invested pursuant to the Trust’s investment objectives. The goal of the Trust’s ATM program is to enhance secondary market liquidity for shareholders by growing the size of the Trust over time and reducing operating expenses per share. Octagon has been able to deploy the investment proceeds from the Trust’s ATM program in what it believes are attractive investment opportunities in CLO debt and CLO equity, which have been accretive to the Trust. The Trust has sold 3,281,408 common shares, which resulted in $28,442,087 of net proceeds, through the ATM program between May 1, 2019 and March 5, 2020, at which time the program was suspended due to market volatility caused by the COVID-19 pandemic and the resulting NAV decline experienced by the Trust.

The Trust also sold an additional 1,098,440 common shares through an underwritten offering of common shares that settled on November 19, 2020. The underwritten offering resulted in gross proceeds of $9,183,460 (before deduction of sales load and offering expenses). Octagon has been able to deploy the investment proceeds from the underwritten offering in what it believes are attractive investment opportunities in CLO debt and CLO equity, which have been accretive to the Trust.

How is the Trust positioned to perform in the current interest rate environment?

The Trust is positioned conservatively in terms of duration, with predominantly all of the Trust’s investments in floating-rate or adjustable securities based on changes in LIBOR. We continue to monitor developments regarding the phase-out of LIBOR in 2021, and the impact on the loan and CLO markets. While we believe that phasing out LIBOR will take time, we have worked to develop internal systems and processes to support base rate changes at any time. The Trust’s service providers have advised us that their systems will be able to accept a daily SOFR rate (Secured Overnight Financing Rate) and calculate the applicable average on both loan assets and CLO debt tranches.

Discuss the Trust’s use of leverage.

The Trust uses leverage as part of its investment strategy to finance the purchase of additional securities that may provide increased income and greater appreciation potential to common shareholders than could be achieved from a portfolio that is unlevered. Over time, the Trust’s use of leverage is managed dynamically and Trust management believes the use of leverage to be accretive to income generation with the low cost of borrowing.

The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage. The Trust will not utilize leverage in an aggregate amount in excess of 40% of the Trust’s Managed Assets (including the proceeds of leverage) upon incurring such leverage.

4	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2020 (Unaudited)

The Trust has entered into a credit agreement, as amended from time to time through the date hereof, with a financial institution pursuant to which the Trust may borrow up to $55,000,000. As of March 31, 2020, outstanding borrowings under the credit agreement were approximately $36,650,000, which represented approximately 37.54% of the Trust’s managed assets. The terms of the credit facility require that if the Trust’s borrowings exceed 33 1/3% of the Trust’s managed assets, the Trust must reduce its borrowings below such ratio within a specified period of time. Because a portion of the Trust’s assets may consist of illiquid investments, to the extent that the Trust must dispose of portfolio holdings to meet such asset coverage ratio, the Trust may be required to dispose of more liquid holdings at times or on terms that the Trust would otherwise consider undesirable, which may pose particular risks during adverse or volatile market conditions.

The use of leverage is a speculative technique that involves special risks. There can be no assurance that the Trust’s leveraging strategy will be successful.

Index Definitions

The Trust does not seek to track any index. Index returns are stated for illustrative purposes only, do not reflect the deduction of fees and expenses, and do not represent the performance of the Trust. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond markets. Securities are classified as high yield if the middle rating of the Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Issuers are capped at 1% of the index.

J.P. Morgan CLO Debt Index represents the post-2007 to 2009 financial crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is an index that tracks the market for U.S. dollar-denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). The sub-index we reference here tracks BB-rated CLO debt.

S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. In conjunction with Standard & Poor’s/LCD, the Leveraged Syndications & Trading Association (“LSTA”) developed the S&P/LSTA U.S. Leveraged Loan 100 Index. The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the 100 largest loan facilities in the leveraged loan market. It mirrors the market-value-weighted performance of the 100 largest institutional leveraged loans based upon actual market weightings, spreads and interest payments. The S&P/LSTA U.S. Leveraged Loan 100 Index utilizes LSTA/LPC Mark-to-Market Pricing, which is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Each loan facility’s total return is calculated by aggregating the interest return (reflecting the return due to interest paid and accrued interest) and price return (reflecting the gains or losses due to changes in the end of day prices and principal repayments). The return of each loan facility is weighted in the index based upon its market value outstanding, which reflects both the prior period’s prices as well as accrued interest. The overall index return is the aggregate of each component loan facility’s return multiplied by the market value outstanding from the prior time period.

Risks and Other Considerations

Investing involves risk, including the possible loss of principal and fluctuation in value.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views should not be construed as research, investment advice or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security, and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.

The views expressed in this report may also include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward- looking statements, include general economic conditions such as inflation, recession, and interest rates. Neither XAI nor Octagon has any obligation to update or otherwise revise any forward-looking statements, including any revision to reflect changes in any circumstances arising after the date hereof relating to any assumptions or otherwise.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as “COVID-19” was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. Markets have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil-producing countries. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil- price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. These events contributed to severe market volatility that result in reduced liquidity and heightened volatility in the performance of the Trust’s portfolio investments, which has adversely impacted the Trust’s NAV per share.

Semi-Annual Report | March 31, 2020	5

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2020 (Unaudited)

The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Trust’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Trust cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. The Adviser intends to monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objective, but there can be no assurance that it will be successful in doing so.

The use of leverage is a speculative technique that involves special risks. There can be no assurance that the Adviser’s and the Sub-Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage exposes the Trust to greater risk and increased costs than if it were not implemented. The more leverage that is utilized by the Trust, the more exposed the Trust will be to the risks of leverage. Adverse or volatile market conditions may in the future make it difficult to maintain, extend or refinance the Trust’s existing borrowing facilities and any failure to do so could have a material adverse effect on the Trust. During the time in which the Trust is utilizing leverage, the amount of the investment advisory fee paid by the Trust will be higher than if the Trust did not utilize leverage because the fees paid will be calculated based on the Trust’s Managed Assets (including proceeds of leverage).

There can be no assurance that the Trust will achieve its investment objective or that any investment strategies or techniques discussed herein will be effective. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Please see www.xainvestments.com/XFLT for a detailed discussion of the Trust’s risks and considerations. The Trust regularly updates performance and certain other data and publishes material information as necessary from time to time on its website. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be, and should not be construed as, legal or tax advice and/or legal opinion. Always consult a financial, tax, and/or legal professional regarding your specific situation.

[1]	Source: S&P Global Market Intelligence LCD News “US Leveraged loans plunge 12.37% in March; volatility soars” (April 1, 2020).
[2]	As of March 31, 2020, 100% of the underlying components of the S&P/LSTA Leveraged Loan Index were trading below par (100). Source: S&P Global Market Intelligence/LCD News (April 1, 2020).
[3]	Source: S&P Global Intelligence/LCD News Global CLO Databank (April 13, 2020).
[4]	Source: J.P. Morgan Markets DataQuery (March 31, 2020). Represents the price for the AAA sub-index of the post crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”).
[5]	Source: BofA Securities Securitized Product Strategy “Can you CCC it coming: OC ratios and downgrade tracker” (April 14, 2020). The junior overcollateralization test is the ratio of the value of the CLO’s loans to the principal balance outstanding of both senior and junior notes.

6	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Trust Portfolio Information

March 31, 2020 (Unaudited)

Growth of a $10,000 Investment (as of March 31, 2020)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Trust since inception. Past performance does not guarantee future results. Performance reflects the partial waiver of the Trust’s advisory fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. The chart assumes that distributions from the Trust are reinvested.

Summary Performance (as of March 31, 2020)

	1 Month	3 Months	6 Months	1 Year	Since the Trust’s Inception (September 27, 2017)^
XAI Octagon Floating Rate & Alternative Income Term Trust - NAV	-37.06%	-36.86%	-38.13%	-39.19%	-17.27%
XAI Octagon Floating Rate & Alternative Income Term Trust – Market Price	-40.73%	-42.52%	-46.62%	-42.15%	-20.02%
S&P/LSTA Leveraged Loan 100 Index*	-8.30%	-9.88%	-7.85%	-5.15%	0.05%

*	The S&P/LSTA (Loan Syndications and Trading Association) U.S. Leveraged Loan 100 Index was the first to track the investable senior loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/LSTA Leveraged Loan Index (LLI).
^	Annualized Returns.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted.

Semi-Annual Report | March 31, 2020	7

XAI Octagon Floating Rate & Alternative Income Term Trust	Trust Portfolio Information

March 31, 2020 (Unaudited)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Name	Type
Madison Park Funding XXXVII, Ltd.	CLO Equity	3.69%
Battalion Clo XV, Ltd.	CLO Equity	2.88%
Anchorage Capital CLO 1-R, Ltd.	CLO Equity	2.25%
Carlyle US CLO 2019-4, Ltd.	CLO Equity	2.03%
ARES LI CLO, Ltd., Series 2019-51A	CLO Equity	1.98%
Playtika Holding Corp.	Senior Secured First Lien Loan	1.91%
Hub International, Ltd.	Senior Secured First Lien Loan	1.88%
Symphony CLO XVI, Ltd.	CLO Equity	1.76%
CIFC Funding 2018-I, Ltd.	CLO Equity	1.71%
Madison Park Funding XVIII, Ltd.	CLO Equity	1.63%
Total		21.72%

*	Holdings are subject to change

Asset Allocation (as a % of Total Investments)

Senior Secured First Lien Loans	46.79%
CLO Equity	37.52%
CLO Debt	7.12%
Secured Second Lien Loans	4.57%
Common Stock	0.05%
Money Market Mutual Funds	3.95%

8	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments

March 31, 2020 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SECURED SECOND LIEN LOANS(b) - 7.20%* (4.57% of Total Investments)
Aerospace & Defense - 0.02% (0.02% of Total Investments)
Constellis Holdings LLC, B(c)	6.81%	3M US L + 5.00%	04/21/2024	$747,611	$14,952

Commercial Services & Supplies - 0.79% (0.50% of Total Investments)
AVSC Holding Corp., Initial	9.01%	3M US L + 7.25%	09/01/2025	805,556	483,333

Communications Equipment - 0.46% (0.29% of Total Investments)
Global Tel*Link Corp.	9.70%	3M US L + 8.25%	11/29/2026	347,222	277,778

Diversified Financial Services - 0.61% (0.39% of Total Investments)
Edelman Financial Center LLC, Initial	7.68%	1M US L + 6.75%	07/20/2026	500,000	375,000

Energy Equipment & Services - 0.13% (0.08% of Total Investments)
McDermott International, Inc.(c)	6.71%	3M US L + 5.00%	05/09/2025	275,005	77,917

Food Products - 0.46% (0.29% of Total Investments)
Froneri US, Inc., Facility	6.74%	1M US L + 5.75%	01/31/2028	309,478	278,531

Health Care Providers & Services - 0.15% (0.09% of Total Investments)
Albany Molecular Research, Inc., Initial	8.46%	1M US L + 7.00%	08/30/2025	126,466	88,526

Hotels, Restaurants & Leisure - 0.61% (0.39% of Total Investments)
Affinity Gaming, Initial	10.00%	1M US L + 8.25%	01/31/2025	313,580	219,506
NPC International, Inc., Initial(c)	5.32%	3M US L + 3.50%	04/19/2024	377,871	153,982
Total Hotels, Restaurants & Leisure				691,451	373,488

Software - 3.97% (2.52% of Total Investments)
EagleView Technology Corp.	8.57%	3M US L + 7.50%	08/14/2026	264,991	225,243
McAfee LLC, Initial	9.44%	1M US L + 8.50%	09/29/2025	875,000	818,125
MH Sub I LLC, Amendment No. 2 Initial	8.57%	3M US L + 7.50%	09/15/2025	1,000,000	830,000
Misys, Ltd., Dollar Term Loan	9.03%	3M US L + 7.25%	06/13/2025	735,357	545,635
Total Software				2,875,348	2,419,003

Total Secured Second Lien Loans (Cost $6,628,447)				$6,678,137	$4,388,528

SENIOR SECURED FIRST LIEN LOANS(b) - 73.61%* (46.79% of Total Investments)
Aerospace & Defense - 0.26% (0.17% of Total Investments)
Constellis Holdings LLC
DIP Facility(d)	N/A	L + 10.00%	06/30/2021	54,438	54,439
Priority	11.00%	1M US L + 10.00%	12/17/2020	119,765	105,393
Total Aerospace & Defense				174,203	159,832

Airlines - 0.49% (0.31% of Total Investments)
Allegiant Travel Co., Replacement	4.71%	3M US L + 3.00%	02/05/2024	388,830	301,344

Auto Components - 2.40% (1.53% of Total Investments)
Dealer Tire LLC, B-1	5.24%	1M US L + 4.25%	12/12/2025	1,470,287	1,190,932

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2020	9

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments

March 31, 2020 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Auto Components (continued)
IXS Holdings, Inc., Initial	6.30%	3M US L + 5.00%	03/05/2027	$371,994	$273,416
Total Auto Components				1,842,281	1,464,348

Chemicals - 1.46% (0.93% of Total Investments)
Ascend Performance Materials Operations LLC, Initial	6.70%	3M US L + 5.25%	08/27/2026	697,637	586,015
INEOS Enterprises Holdings US Finco LLC, Refinancing Tranche B Dollar	5.11%	3M US L + 3.50%	08/28/2026	218,718	191,743
Innovative Water Care Global Corp., Initial	6.45%	3M US L + 5.00%	02/27/2026	223,585	115,520
Total Chemicals				1,139,940	893,278

Commercial Services & Supplies - 2.37% (1.50% of Total Investments)
Belfor Holdings, Inc., Initial	4.99%	1M US L + 4.00%	04/06/2026	648,223	615,812
GBT US LLC, Cov-Lite(d)	N/A	L + 4.00%	02/26/2027	486,666	413,666
STG-Fairway Holdings LLC, Facility	4.57%	3M US L + 3.50%	01/31/2027	81,536	68,490
Vericast Corp., Initial	6.46%	3M US L + 4.75%	11/03/2023	572,664	344,853
Total Commercial Services & Supplies				1,789,089	1,442,821

Communications Equipment - 1.64% (1.04% of Total Investments)
Global Tel*Link Corp.	5.70%	3M US L + 4.25%	11/29/2025	458,279	384,955
Infoblox, Inc., New	6.32%	1M US L + 4.50%	11/07/2023	577,176	499,257
MLN US HoldCo LLC, B	6.02%	1M US L + 4.50%	11/30/2025	171,463	117,574
Total Communications Equipment				1,206,918	1,001,786

Construction & Engineering - 0.36% (0.23% of Total Investments)
TRC Companies, Inc., 2019 Incremental	6.45%	3M US L + 5.00%	06/21/2024	281,936	222,730

Containers & Packaging - 1.45% (0.92% of Total Investments)
Pregis TopCo LLC, Initial	4.99%	1M US L + 4.00%	07/31/2026	487,428	421,626
Sabert Corp., Initial	5.50%	1M US L + 4.50%	12/10/2026	500,000	460,000
Total Containers & Packaging				987,428	881,626

Distributors - 1.38% (0.88% of Total Investments)
United Natural Foods, Inc., Initial	5.24%	1M US L + 4.25%	10/22/2025	990,000	841,500

Diversified Consumer Services - 3.02% (1.92% of Total Investments)
Sotheby’s, B	6.50%	1M US L + 5.50%	01/15/2027	438,825	337,162
Staples, Inc., 2019 Refinancing New B-1	6.52%	1M US L + 5.00%	04/16/2026	990,246	777,343
Travelport Finance S.à.r.l., Initial	6.07%	3M US L + 5.00%	05/29/2026	1,131,213	724,542
Total Diversified Consumer Services				2,560,284	1,839,047

Diversified Financial Services - 1.45% (0.92% of Total Investments)
Nexus Buyer LLC, B	4.61%	1M US L + 3.75%	11/09/2026	995,275	883,306

Diversified Telecommunication Services - 4.16% (2.64% of Total Investments)
Altice France S.A., USD TLB-13 Incremental	4.70%	1M US L + 4.00%	08/14/2026	1,057,323	1,001,814
LCPR Loan Financing LLC, Initial	5.70%	1M US L + 5.00%	10/15/2026	1,242,661	1,138,588

See Notes to Financial Statements.
10	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments

March 31, 2020 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Diversified Telecommunication Services (continued)
Syniverse Holdings, Inc., Tranche C	6.87%	3M US L + 5.00%	03/09/2023	$615,494	$393,916
Total Diversified Telecommunication Services				2,915,478	2,534,318

Electronic Equipment, Instruments & Components - 2.50% (1.59% of Total Investments)
Corsair Gaming, Inc.(d)	N/A	L + 4.25%	08/28/2024	105,263	85,263
Mavenir Systems, Inc., Initial	7.00%	3M US L + 6.00%	05/08/2025	915,683	778,331
Mirion Technologies LLC, Initial Dollar	4.90%	3M US L + 4.00%	03/06/2026	498,744	440,141
Triton Solar US Acquisition Co., Initial	7.07%	3M US L + 6.00%	10/29/2024	285,965	221,623
Total Electronic Equipment, Instruments & Components				1,805,655	1,525,358

Energy Equipment & Services - 2.20% (1.40% of Total Investments)
McDermott Technology Americas, Inc., Roll-Up DIP	10.65%	3M US L + 9.00%	10/23/2020	261,097	235,771
McDermott Technology, Inc., Facility (Superpriority DIP)(d)	N/A	L + 9.00%	10/21/2020	798,335	720,896
WaterBridge Midstream Operating LLC, Initial	6.75%	3M US L + 5.75%	06/22/2026	699,073	384,490
Total Energy Equipment & Services				1,758,505	1,341,157

Food Products - 1.10% (0.70% of Total Investments)
Give & Go Prepared Foods Corp., 2017	5.93%	3M US L + 4.25%	07/29/2023	256,146	250,063
Sage Borrowco LLC, B	5.74%	1M US L + 4.75%	06/20/2026	462,069	420,482
Total Food Products				718,215	670,545

Health Care Providers & Services - 7.76% (4.93% of Total Investments)
BW NHHC Holdco, Inc., Initial	6.62%	3M US L + 5.00%	05/15/2025	346,741	216,713
Da Vinci Purchaser Corp., Initial	5.87%	3M US L + 4.00%	01/08/2027	456,956	429,539
EyeCare Partners LLC
Initial Delayed Draw Term Loan(d)(e)	N/A	L + 5.20%	02/18/2027	56,757	45,406
Initial Term Loan	4.82%	3M US L + 3.75%	02/18/2027	475,480	380,384
Global Medical Response, Inc., 2018 New	5.86%	3M US L + 4.25%	03/14/2025	493,690	439,384
Phoenix Guarantor, Inc., Tranche B-1	4.11%	1M US L + 3.25%	03/05/2026	662,725	598,109
Radiology Partners, Inc., B	5.98%	3M US L + 4.25%	07/09/2025	934,358	764,305
Verscend Holding Corp., B	5.49%	1M US L + 4.50%	08/27/2025	1,249,855	1,174,864
WP CityMD Bidco LLC, Initial	5.76%	3M US L + 4.50%	08/13/2026	769,951	682,692
Total Health Care Providers & Services				5,446,513	4,731,396

Health Care Technology - 2.47% (1.57% of Total Investments)
athenahealth, Inc., B	5.28%	3M US L + 4.50%	02/11/2026	736,990	685,401
Zelis Cost Management Buyer, Inc., B	5.74%	1M US L + 4.75%	09/30/2026	889,472	818,314
Total Health Care Technology				1,626,462	1,503,715

Hotels, Restaurants & Leisure - 2.68% (1.70% of Total Investments)
Casablanca US Holdings, Inc., Amendment No. 2 Initial	5.62%	2M US L + 4.00%	03/29/2024	829,297	663,438
CEC Entertainment, Inc., B	7.57%	3M US L + 6.50%	08/30/2026	660,069	349,836
NPC International, Inc., Priority	11.00%	1M US L + 10.00%	01/21/2021	26,310	26,047
Red Lobster Management LLC, Initial	6.25%	1M US L + 5.25%	07/28/2021	311,763	233,823

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2020	11

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments

March 31, 2020 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Hotels, Restaurants & Leisure (continued)
United PF Holdings LLC, Initial(e)	5.45%	3M US L + 4.00%	12/30/2026	$500,805	$360,579
Total Hotels, Restaurants & Leisure				2,328,244	1,633,723

Industrial Conglomerates - 0.52% (0.33% of Total Investments)
Star US Bidco LLC, Initial(d)	N/A	L + 4.25%	03/17/2027	352,860	317,574

Insurance - 3.32% (2.11% of Total Investments)
Hub International, Ltd., 2019 Incremental	5.69%	3M US L + 4.00%	04/25/2025	1,923,839	1,803,599
USI, Inc., 2019 New	4.99%	1M US L + 4.00%	12/02/2026	251,268	224,466
Total Insurance				2,175,107	2,028,065

Internet Software & Services - 6.64% (4.22% of Total Investments)
Castle US Holding Corp., Initial Dollar	4.74%	1M US L + 3.75%	01/29/2027	1,500,000	1,189,695
EIG Investors Corp., 2018 Refinancing	5.39%	3M US L + 3.75%	02/09/2023	23,046	18,322
GTT Communications, Inc., Closing Date U.S.(d)	N/A	L + 2.75%	05/31/2025	45,886	32,063
Imperva, Inc.	5.70%	3M US L + 4.00%	01/12/2026	413,731	332,362
Playtika Holding Corp., B	7.07%	3M US L + 6.00%	12/10/2024	1,977,768	1,836,021
Shutterfly, Inc., B	7.45%	3M US L + 6.00%	09/25/2026	738,045	642,099
Total Internet Software & Services				4,698,476	4,050,562

IT Services - 0.75% (0.48% of Total Investments)
West Corp., Initial B	5.43%	3M US L + 4.00%	10/10/2024	610,640	455,385

Media - 9.23% (5.87% of Total Investments)
Ancestry.com Operations, Inc., Extended	5.83%	1M US L + 4.25%	08/27/2026	992,562	813,901
Banijay Group S.A.S, Cov-Lite TL(d)	N/A	L + 3.75%	03/04/2025	660,104	580,891
Creative Artists Agency LLC, Closing Date	4.74%	1M US L + 3.75%	11/27/2026	684,498	592,090
Cumulus Media New Holdings, Inc., Initial	4.82%	3M US L + 3.75%	03/31/2026	1,069,050	854,353
Houghton Mifflin Harcourt Publishers, Inc., B	7.24%	1M US L + 6.25%	11/22/2024	987,500	870,649
MediArena Acquisition B.V., Dollar B	7.66%	3M US L + 5.75%	08/13/2021	241,268	232,373
Recorded Books, Inc., Initial	5.96%	3M US L + 4.25%	08/29/2025	1,000,000	900,000
Terrier Media Buyer, Inc., B	5.70%	3M US L + 4.25%	12/17/2026	891,748	786,968
Total Media				6,526,730	5,631,225

Oil, Gas & Consumable Fuels - 0.11% (0.07% of Total Investments)
Permian Production Partners LLC, Initial Advances(c)	11.25%	3M US L + 11.25%	05/20/2024	433,088	64,963

Personal Products - 1.38% (0.88% of Total Investments)
Knowlton Development Corp., Inc., Initial (2020)	4.74%	1M US L + 3.75%	12/22/2025	997,481	844,537

Pharmaceuticals - 0.35% (0.22% of Total Investments)
Amneal Pharmaceuticals, LLC, Initial Term Loan	5.13%	1M US L + 3.50%	05/04/2025	247,889	210,706

Professional Services - 1.54% (0.98% of Total Investments)
AQ Carver Buyer, Inc., Initial	6.45%	3M US L + 5.00%	09/23/2025	465,551	349,163

See Notes to Financial Statements.
12	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments

March 31, 2020 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Professional Services (continued)
IG Investments Holdings, LLC (fka Igloo Merger Sub, LLC), Refinancing Term Loan	5.75%	3M US L + 4.00%	05/23/2025	$750,000	$592,035
Total Professional Services				1,215,551	941,198

Software - 7.47% (4.75% of Total Investments)
Cambium Learning Group, Inc., Initial	5.95%	3M US L + 4.50%	12/18/2025	997,475	802,967
DCert Buyer, Inc., B	4.99%	1M US L + 4.00%	10/16/2026	796,742	706,447
DiscoverOrg LLC, Initial	5.45%	3M US L + 4.00%	02/02/2026	980,631	862,955
Fiserv Investment Solutions, Inc., Initial	6.44%	3M US L + 4.75%	02/18/2027	447,573	398,340
Micro Holding Corp. & MH Sub I, LLC, Term Loan	4.82%	1M US L + 3.75%	09/13/2024	497,449	418,355
Project Alpha Intermediate Holding, Inc., 2019 Incremental	6.13%	3M US L + 4.25%	04/26/2024	592,113	529,941
Upland Software, Inc., Initial	4.74%	1M US L + 3.75%	08/06/2026	995,000	835,800
Total Software				5,306,983	4,554,805

Specialty Retail - 1.72% (1.09% of Total Investments)
Bass Pro Group LLC, Initial	6.07%	3M US L + 5.00%	09/25/2024	1,253,276	1,046,486

Textiles, Apparel & Luxury Goods - 1.43% (0.91% of Total Investments)
Champ Acquisition Corp., Initial	6.57%	3M US L + 5.50%	12/19/2025	537,687	410,433
Elevate Textiles, Inc., Initial	6.58%	1M US L + 5.00%	05/01/2024	699,088	461,398
Total Textiles, Apparel & Luxury Goods				1,236,775	871,831

Total Senior Secured First Lien Loans (Cost $53,422,671)				$54,010,112	$44,889,167

CLO DEBT(b)(f)- 11.20%* (7.12% of Total Investments)
Anchorage Capital CLO 2018-10, Ltd., Series 2018-10A(g)	7.58%	3M US L + 5.75%	10/15/2031	500,000	282,912
Apidos CLO XXXII, Series 2020-32A(g)	8.43%	3M US L + 6.75%	01/20/2033	250,000	152,798
Atrium XIV LLC, Series 2018-14A(g)	7.49%	3M US L + 5.65%	08/23/2030	500,000	314,994
Carlyle US CLO 2019-4, Ltd., Series 2020-4A(g)	9.53%	3M US L + 7.65%	01/15/2033	600,000	396,113
CIFC Funding 2015-I, Ltd., Series 2015-1A(g)	7.80%	3M US L + 6.00%	01/22/2031	500,000	307,905
GoldenTree Loan Management US CLO 1, Ltd., Series 2017-1A(g)	7.42%	3M US L + 5.60%	04/20/2029	1,000,000	491,585
HPS Loan Management 11-2017, Ltd., Series 2017-11A(g)	9.59%	3M US L + 7.85%	05/06/2030	1,000,000	501,069
Madison Park Funding XVII, Ltd., Series 2015-17A(g)	9.30%	3M US L + 7.48%	07/21/2030	1,000,000	534,639
Madison Park Funding XXIV, Ltd., Series 2019-24A(g)	9.02%	3M US L + 7.20%	10/20/2029	250,000	174,656
Magnetite XXIV, Ltd., Series 2019-24A(g)	8.86%	3M US L + 6.95%	01/15/2033	500,000	323,533
OHA Credit Funding 5, Ltd., Series 2020-5A(g)	7.56%	3M US L + 6.25%	04/18/2033	1,000,000	550,000
Regatta XIV Funding, Ltd., Series 2018-3A(g)	7.74%	3M US L + 5.95%	10/25/2031	750,000	407,285
Regatta XVI Funding, Ltd., Series 2019-2A(g)	8.90%	3M US L + 7.00%	01/15/2033	1,000,000	595,633
Sound Point CLO II, Ltd., Series 2013-1A(g)	7.29%	3M US L + 5.50%	01/26/2031	250,000	144,379
Sound Point CLO XVIII, Ltd., Series 2017-4A(g)	7.32%	3M US L + 5.50%	01/20/2031	500,000	280,266
Symphony CLO XXI, Ltd., Series 2019-21A(g)	9.11%	3M US L + 6.75%	07/15/2032	1,000,000	622,601
THL Credit Wind River 2017-4 CLO, Ltd., Series 2017-4A(g)	7.49%	3M US L + 5.80%	11/20/2030	500,000	300,156
THL Credit Wind River 2019-1 CLO, Ltd., Series 2019-1A(g)	8.54%	3M US L + 6.72%	04/20/2031	750,000	450,181
Total CLO Debt (Cost $11,649,503)				$11,850,000	$6,830,705

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2020	13

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments

March 31, 2020 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
CLO EQUITY(f)(h)- 59.02%* (37.52% of Total Investments)
Anchorage Capital CLO 1-R, Ltd., Series 2018-1RA(g)	N/A	Estimated yield of 17.68%	04/13/2031	$4,150,000	$2,154,796
Anchorage Capital CLO 3-R, Ltd., Series 2014-3RA(g)	N/A	Estimated yield of 16.91%	01/28/2031	1,400,000	232,949
Anchorage Capital CLO 4-R, Ltd., Series 2018-4RA(g)	N/A	Estimated yield of 17.24%	01/28/2031	3,000,000	501,276
Anchorage Capital CLO 9, Ltd., Series 2016-9A(g)	N/A	Estimated yield of 20.16%	07/15/2032	2,500,000	716,452
Apidos CLO XXVII, Series 2017-27A(g)	N/A	Estimated yield of 13.89%	07/17/2030	1,300,000	399,453
Apidos CLO XXVIII, Series 2017-28A(g)	N/A	Estimated yield of 9.95%	01/20/2031	3,500,000	1,504,619
ARES LI CLO, Ltd., Series 2019-51A(g)	N/A	Estimated yield of 15.62%	04/15/2031	4,000,000	1,904,824
Battalion Clo XV, Ltd., Series 2020-15A(g)	N/A	Estimated yield of 16.74%	01/17/2033	4,500,000	2,760,894
Carlyle Global Market Strategies CLO 2013-1, Ltd., Series 2013-1A(g)	N/A	Estimated yield of 9.29%	08/14/2030	3,500,000	1,079,439
Carlyle Global Market Strategies CLO 2016-1, Ltd., Series 2016-1A(g)	N/A	Estimated yield of 2.28%	04/20/2027	598,000	197,409
Carlyle US CLO 2018-2, Ltd., Series 2018-2A(g)	N/A	Estimated yield of 12.96%	10/15/2031	933,000	417,195
Carlyle US CLO 2019-4, Ltd., Series 2020-4A(g)	N/A	Estimated yield of 16.74%	01/15/2033	4,000,000	1,952,072
Catamaran CLO 2015-1, Ltd., Series 2015-1A(g)	N/A	Estimated yield of 25.71%	04/22/2027	750,000	85,067
CIFC Funding 2017-III, Ltd., Series 2017-3A(g)	N/A	Estimated yield of 12.67%	07/30/2030	1,400,000	253,324
CIFC Funding 2017-V, Ltd., Series 2017-5A(g)	N/A	Estimated yield of 11.25%	11/16/2030	3,000,000	605,544
CIFC Funding 2018-I, Ltd., Series 2018-1A(g)	N/A	Estimated yield of 13.88%	04/18/2031	3,250,000	1,641,042
CIFC Funding 2018-III, Ltd., Series 2018-3A(g)	N/A	Estimated yield of 20.79%	07/18/2031	3,000,000	1,549,056
CIFC Funding 2019-III, Ltd., Series 2019-3A(g)	N/A	Estimated yield of 14.14%	07/16/2032	750,000	392,863
Dryden 34 Senior Loan Fund, Series 2014-34A(g)	N/A	Estimated yield of 0.00%	10/15/2026	5,000,000	4,000
Madison Park Funding XVIII, Ltd., Series 2015-18A(g)	N/A	Estimated yield of 4.56%	10/21/2027	4,000,000	1,567,287
Madison Park Funding XX, Ltd., Series 2016-20A(g)	N/A	Estimated yield of 19.50%	07/27/2030	1,740,000	766,642
Madison Park Funding XXXVII, Ltd., Series 2019-37A(g)	N/A	Estimated yield of 15.29%	07/15/2032	5,500,000	3,538,645
Niagara Park Clo, Ltd., Series 2019-1A(g)	N/A	Estimated yield of 18.94%	07/17/2032	2,648,000	1,448,054
Oak Hill Credit Partners X-R, Ltd., Series 2014-10RA(g)	N/A	Estimated yield of 15.94%	12/20/2030	4,800,000	1,266,850
OHA Credit Partners XI, Ltd., Series 2015-11A(g)	N/A	Estimated yield of 15.27%	01/20/2032	2,750,000	1,301,627
OHA Credit Partners XII, Ltd., Series 2016-12A(g)	N/A	Estimated yield of 17.97%	07/23/2030	1,500,000	850,527
Sound Point CLO III, Ltd., Series 2017-3A(g)	N/A	Estimated yield of 11.16%	10/20/2030	1,500,000	118,052
Sound Point CLO III-R, Ltd., Series 2013-2RA(g)	N/A	Estimated yield of 0.00%	04/15/2029	1,000,000	233,197
Sound Point CLO VI-R, Ltd., Series 2014-2RA(g)	N/A	Estimated yield of 9.72%	10/20/2031	2,000,000	234,692
Symphony CLO XVI, Ltd., Series 2015-16A(g)	N/A	Estimated yield of 25.45%	10/15/2031	5,750,000	1,688,355
Thacher Park CLO, Ltd., Series 2014-1A(g)	N/A	Estimated yield of 0.00%	10/20/2026	6,000,000	474,000
THL Credit Wind River 2016-1 CLO, Ltd., Series 2016-1A(g)	N/A	Estimated yield of 11.88%	07/15/2028	4,000,000	1,497,372
THL Credit Wind River 2018-2 CLO, Ltd., Series 2018-2A(g)	N/A	Estimated yield of 13.31%	07/15/2030	2,500,000	1,163,235
THL Credit Wind River 2018-3 CLO, Ltd., Series 2018-3A(g)	N/A	Estimated yield of 15.82%	01/20/2031	3,000,000	1,492,734
Total CLO Equity (Cost $67,548,186)				$99,219,000	$35,993,543

				Shares
COMMON STOCK - 0.08%* (0.05% of Total Investments)
Specialty Retail - 0.08%
Payless Holdings LLC(f)(i)				32,500	48,750
Total Common Stock (Cost $114,075)				32,500	$48,750

See Notes to Financial Statements.

14	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments

March 31, 2020 (Unaudited)

	Shares	Value
MONEY MARKET MUTUAL FUNDS - 6.21%* (3.95% of Total Investments)
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class (0.336% 7-Day Yield)	3,790,606	$3,790,606
Total Money Market Mutual Funds (Cost $3,790,606)	3,790,606	$3,790,606

Total Investments - 157.32% (Cost $143,153,488)		$95,941,299
Other Assets in Excess of Liabilities - 2.76%		1,682,270
Leverage Facility (Net of $12,437 Deferred Leverage Costs) - (60.08)%		(36,637,563)
Net Assets - 100.00%		$60,986,006

*	Amounts above are shown as a percentage of net assets as of March 31, 2020.
(a)	The rate shown is the coupon as of the end of the reporting period.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	Issuer was in default and is non-income producing. Partial or no payments were paid on the last payment date. The aggregate value of these securities represented 0.51% of the Trust’s net assets.
(d)	When-issued or delivery-delayed security. All or a portion of this position has not settled as of March 31, 2020. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Trust will not accrue interest until the settlement date, at which point LIBOR will be established. The total cost of securities purchased on a when-issued or delivery-delayed basis was $2,320,309 as of March 31, 2020.
(e)	This investment has an unfunded commitment as of March 31, 2020. For further details, see Note 8.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also Note 2 to the Financial Statements for additional information.
(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $42,824,248, which represents approximately 70.22% of the Trust’s net assets as of March 31, 2020. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(h)	CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields shown are as of March 31, 2020.
(i)	Non-income producing security.

All securities held as of March 31, 2020 are pledged as collateral for the leverage facility.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2020	15

XAI Octagon Floating Rate &
Alternative Income Term Trust	Statement of Assets and Liabilities

March 31, 2020 (Unaudited)

ASSETS:
Investments, at value (Cost $143,153,488)	$95,941,299
Cash	1,354,691
Receivable for investment securities sold	8,235,098
Interest receivable	370,164
Deferred offering costs, net (Note 5)	11,981
Prepaid expenses and other assets	23,152
Total Assets	105,936,385

LIABILITIES:
Leverage facility (Net of $12,437 deferred leverage costs) (Note 6)	36,637,563
Payable for investment securities purchased	6,787,716
Distributions payable to common shareholders	931,492
Accrued investment advisory fees payable (Note 3)	186,287
Accrued professional fees payable	147,881
Accrued fund accounting and administration fees payable	99,125
Interest due on leverage facility (Note 6)	91,668
Accrued investor support services fees payable (Note 3)	20,920
Accrued transfer agent fees payable	11,710
Accrued printing fees payable	6,231
Accrued custodian fees payable	5,552
Accrued chief compliance officer fees payable	5,188
Accrued chief financial officer fees payable	3,557
Accrued trustees fees payable	358
Other payables and accrued expenses	15,131
Total Liabilities	44,950,379
Net Assets	$60,986,006
Commitment (Note 8)

COMPOSITION OF NET ASSETS:
Paid-in capital	$115,228,474
Total distributable earnings	(54,242,468)
Net Assets	$60,986,006

Common shares of beneficial interest outstanding, at $0.01 par value, and unlimited common shares authorized	12,760,158
Net Asset Value per Common Share	$4.78

See Notes to Financial Statements.

16	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Statement of Operations

For the Six Months Ended March 31, 2020 (Unaudited)

INVESTMENT INCOME:
Dividends	$48,478
Interest	6,718,840
Total Investment Income	6,767,318

EXPENSES:
Investment advisory fees (Note 3)	1,096,416
Interest expense and amortization of deferred borrowing costs	648,712
Professional fees	191,585
Fund accounting and administration fees	161,493
Investor support services fees (Note 3)	128,000
Trustees fees and expenses (Note 3)	92,358
Chief compliance officer fees (Note 3)	15,538
Transfer agent fees	14,434
Printing expenses	11,232
Custodian fees	10,798
Chief financial officer fees	3,557
Other expenses	35,605
Total Expenses	2,409,728
Net Investment Income	4,357,590

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investment securities	(6,147,328)
Change in unrealized appreciation/(depreciation) on:
Investment securities	(36,641,875)
Net Realized and Unrealized Loss on Investments	(42,789,203)
Net Decrease in Net Assets from Operations	$(38,431,613)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2020	17

XAI Octagon Floating Rate &
Alternative Income Term Trust	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2020	For the Year Ended
	(Unaudited)	September 30, 2019
OPERATIONS:
Net investment income	$4,357,590	$7,671,327
Net realized loss	(6,147,328)	(3,725,716)
Change in unrealized appreciation/(depreciation)	(36,641,875)	(8,390,032)
Net Decrease in Net Assets from Operations	(38,431,613)	(4,444,421)

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,937,522)	(6,645,148)
From tax return of capital	–	(682,271)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(4,937,522)	(7,327,419)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $507,027 and $66,707)	25,430,628	11,118,846
Net asset value of common shares issued to shareholders from reinvestment of dividends	217,315	38,580
Net Increase from Capital Share Transactions	25,647,943	11,157,426
Net Decrease in Net Assets	(17,721,192)	(614,414)

NET ASSETS:
Beginning of period	$78,707,198	$79,321,612
End of period	$60,986,006	$78,707,198

See Notes to Financial Statements.

18	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Statement of Cash Flows

For the Six Months Ended March 31, 2020 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(38,431,613)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(81,861,711)
Proceeds from disposition of investment securities	62,682,313
Discounts accreted/premiums amortized	4,068
Reductions to CLO equity cost basis	1,266,994
Net realized loss on:
Investment securities	5,635,908
Net change in unrealized appreciation/(depreciation) on:
Investment securities	37,153,295
Net purchase of short-term investment securities	2,586,497
Amortization of deferred leverage costs	12,133
(Increase)/Decrease in assets:
Receivable for investment securities sold	(1,911,135)
Interest receivable	278,264
Prepaid expenses and other assets	(19,057)
Increase/(Decrease) in liabilities:
Payable for investment securities purchased	(5,506,082)
Interest due on leverage facility	(10,671)
Accrued investment advisory fees payable	107,444
Accrued fund accounting and administration fees payable	50,399
Accrued professional fees payable	32,234
Accrued trustees fees payable	(37,642)
Accrued investor support services fees payable	1,470
Accrued printing fees payable	916
Accrued custodian fees payable	147
Accrued chief compliance officer fees payable	13
Accrued chief financial officer fees payable	3,557
Accrued transfer agent fees payable	3,980
Other payables and accrued expenses	(27,403)
Net Cash Used in Operating Activities	(17,985,682)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	9,765,000
Payments on leverage facility	(12,080,000)
Proceeds from shares sold - common shares	26,059,391
Distributions paid - common shareholders	(4,481,913)
Offering costs	(381,984)
Net Cash Provided by Financing Activities	18,880,494

Net Increase in Cash	894,812
Cash, beginning balance	459,879
Cash, ending balance	$1,354,691

Supplemental disclosure of cash flow information:
Cash paid for interest on leverage facility	$659,383

Non-cash activity:
Reinvestment of distributions	$217,315

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2020	19

XAI Octagon Floating Rate &
Alternative Income Term Trust	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Period September 27, 2017 (Commencement of Operations) to September 30, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$8.22		$9.50		$9.78			$9.78	(a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.38		0.89		0.64			(0.00	)(c)
Net realized and unrealized loss on investments	(3.38)		(1.32)		(0.16)			–
Total Income/(Loss) from Investment Operations	(3.00)		(0.43)		0.48			(0.00	)(c)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:(d)
From net investment income	(0.44)		(0.77)		(0.45)			–
From tax return of capital	–		(0.08)		(0.31)			–
Total Distributions to Common Shareholders	(0.44)		(0.85)		(0.76)			–

CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(b)	0.00	(c)	0.00	(c)	–			–
Total Capital Share Transactions	0.00	(c)	0.00	(c)	–			–

Net asset value per common share - end of period	$4.78		$8.22		$9.50			$9.78
Market price per common share - end of period	$4.49		$8.95		$9.80			$10.12

Total Investment Return - Net Asset Value(e)	(38.13%)		(4.55%)		5.22%			0.00%
Total Investment Return - Market Price(e)	(46.62%)		0.75%		4.89%			1.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$60,986		$78,707		$79,322			$70,988
Ratio of expenses excluding waivers to average net assets	5.61	%(f)	6.16%		5.60%			5.00	%(f)
Ratio of expenses including waivers to average net assets	N/A	(g)	5.22	%(g)	4.87%			2.20	%(f)
Ratio of expenses excluding interest expense to average net assets	4.10	%(f)(h)	3.27	%(h)	3.35	%(h)		2.20	%(f)
Ratio of net investment income including waivers to average net assets	10.14	%(f)(g)	10.03	%(g)	6.57%			(2.20	%)(f)
Portfolio turnover rate	51%		94%		119%			0%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$36,650		$38,965		$38,865		$	N/A
Asset coverage, end of period per $1,000	$2,664		$3,020		$3,041		$	N/A

(a)	After deduction of offering expenses charged to capital.
(b)	Calculated using average common shares outstanding.
(c)	Less than $0.005 or greater than $(0.005) per share.
(d)	The per share amounts of distributions related to net investment income and tax return of capital are based on amounts determined under U.S. federal income tax regulations which differs from the per share amounts from investment operations which are based on amounts determined under U.S. GAAP.
(e)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(f)	Annualized.
(g)	The Adviser’s expense limitation agreement to waive and/or reimburse expenses of the Trust expired on September 27, 2019 and was not renewed.
(h)	Includes amortization of deferred leverage costs.

See Notes to Financial Statements.

20	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2020 (Unaudited)

1. ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2020.

Expense Recognition: Expenses are recorded on the accrual basis of accounting.

Portfolio Valuation: The net asset value per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities by the number of shares outstanding.

Cash & Cash Equivalents: The Trust considers its investment in an FDIC insured interest bearing account to be cash. Cash and cash equivalents are valued at cost plus any accrued interest. The Trust maintains cash balances, which at times may exceed federally insured limits. The Trust maintains these balances with a high quality financial institution.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. Collateralized loan obligation (“CLO”) equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Trust as of March 31, 2020.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated on a quarterly basis. The Trust also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of cost basis until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Fair Value Measurements: The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | March 31, 2020	21

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2020 (Unaudited)

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;

Level 2—	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3—	Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Trust’s investments as of March 31, 2020:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Secured Second Lien Loans	$–	$4,388,528	$–	$4,388,528
Senior Secured First Lien Loans	–	44,889,167	–	44,889,167
CLO Debt	–	–	6,830,705	6,830,705
CLO Equity	–	–	35,993,543	35,993,543
Common Stock	–	–	48,750	48,750
Money Market Mutual Funds	3,790,606	–	–	3,790,606
Total	$3,790,606	$49,277,695	$42,872,998	$95,941,299

*	For detailed descriptions, see the accompanying Schedule of Investments.

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

	CLO Debt	CLO Equity	Common Stock	Total
Balance as of September 30, 2019	$17,302,570	$39,666,744	$–	$56,969,314
Accrued Discount/Premium	5,921	75,979	–	81,900
Reductions to CLO Equity Cost Basis(a)	–	(1,266,994)	–	(1,266,994)
Realized Gain/(Loss)	(1,633,929)	(360,452)	–	(1,994,381)
Change in Unrealized Appreciation/(Depreciation)	(3,256,381)	(25,561,257)	(576,745)	(29,394,383)
Purchases	5,961,868	24,145,523	625,495	30,732,886
Sales Proceeds	(11,549,344)	(706,000)	–	(12,255,344)
Transfer into Level 3	–	–	–	–
Transfer out of Level 3	–	–	–	–
Balance as of March 31, 2020	$6,830,705	$35,993,543	$48,750	$42,872,998
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2020	$(4,148,262)	$(25,872,010)	$(576,745)	$(30,597,017)

(a)	Reduction to cost value on CLO equity investments represents the difference between distributions received, or entitled to be received, and income earned for the six-months ended March 31, 2020.

22	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2020 (Unaudited)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of the end of the reporting period. In addition to the techniques and inputs noted in the table below, according to the Trust’s valuation policy, the Trust may use other valuation techniques and methodologies when determining the Trust’s fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the fair value measurements as of the end of the reporting period.

	Quantitative Information about Level 3 Value Measurements
Assets	Value as of March 31, 2020	Valuation Methodologies	Unobservable Input	Range/Weighted Average(2)
CLO Debt	$6,830,705	NBIB(1)	NBIB(1)	49.16 – 69.86 / 57.64
CLO Equity	35,993,543	NBIB(1)	NBIB(1)	0.08 – 64.34 / 36.28
Common Stock	48,750	Broker bid	Liquidity discount	1.50 – 1.50 / 1.50
Total Level 3 assets	$42,872,998

(1)	The Trust generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determination for CLO debt and CLO equity investments, which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity, in addition to NBIB prices provided by an independent pricing service or broker, the Trust also may consider a variety of relevant factors as set forth in the Trust’s valuation policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.
(2)	Weighted averages are calculated based on the value of investments on March 31, 2020.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

Indemnification: The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

XA Investments LLC (“XAI” or the “Adviser”) serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Trust and is responsible for investing the Trust’s assets. The Trust pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Trust pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the six months ended March 31, 2020, the Trust incurred $1,096,416 in advisory fees.

Pursuant to an investment sub-advisory agreement among the Trust, the Adviser and Sub-Adviser, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the aggregate average daily Managed Assets of all registered investment companies in the XAI fund complex for which the Sub-Adviser (or an affiliate of the Sub-Adviser) serves as investment sub-adviser, including the Trust (“Eligible Funds”):

Aggregate Eligible Funds Average Daily Managed Assets	Percentage of Advisory Fee
First $500 million	60%
Over $500 million	50%

As of March 31, 2020, the Trust was the only Eligible Fund and the sub-advisory fee equals 60% of the advisory fee payable to the Adviser. Pursuant to the investment sub-advisory agreement, from time to time the Trust may reimburse the Sub-Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets. For the six months ended March 31, 2020, the Trust incurred $8,465 in reimbursements made to the Sub-Adviser. These costs are included in Other expenses in the Statement of Operations.

Semi-Annual Report | March 31, 2020	23

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2020 (Unaudited)

The Trust pays all costs and expenses of its operations in addition to the advisory fee and investor support services and secondary market support services fee paid to the adviser. For the period from September 27, 2017 to September 27, 2019, the Adviser and the Trust entered into a fee waiver agreement. The fee waiver agreement expired on September 27, 2019. Under the fee waiver agreement, the Adviser had contractually agreed to waive a portion of the advisory fee and/or reimburse the Trust for certain operating expenses so that the annual expenses of the Trust did not exceed 0.30% of the Trust’s Managed Assets (exclusive of investment advisory fees, investor support and secondary market services fees, taxes, expenses incurred directly or indirectly by the Trust as a result of an investment in a permitted investment (including, without limitation, acquired fund fees and expenses), expenses associated with the acquisition or disposition of portfolio investments (including, without limitation, brokerage commissions and other trading or transaction expenses), leverage expenses (including, without limitation, costs associated with the issuance or incurrence of leverage, commitment fees, interest expense or dividends on preferred shares), expenses incurred in connection with issuances and sales of shares of the Trust (including, without limitation, fees, commissions and offering costs), dividends on short sales, if any, securities lending costs, if any, expenses of holding and soliciting proxies for meetings of shareholders of the Trust (except to the extent relating to routine items such as the election of trustees), expenses of a reorganization, restructuring, reconciling or merger of the Trust or the acquisition of all or substantially all of the assets of another fund, or any extraordinary expenses not incurred in the ordinary course of the Trust’s business (including, without limitation, expenses related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceeding)). The Adviser may recoup waived or reimbursed amounts for three years following the date of such waiver or reimbursement, provided total expenses, including such recoupment, do not exceed the lesser of the annual expense limit at the time such expenses were waived or reimbursed or the annual expense limit at the time of recoupment.

As of March 31, 2020, the following amounts were available for recoupment by the Adviser based upon the following expiration dates:

Expires 2020	Expires 2021	Expires 2022
$21,797	$580,682	$718,370

The Trust has also retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust with financial intermediaries, communicating with the NYSE specialist for the shares and with the closed-end fund analyst community regarding the Trust on a regular basis, and hosting and maintaining a website for the Trust. The Trust pays the Adviser a service fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets.

SS&C ALPS Fund Services, Inc. (“ALPS”) serves as the Trust’s administrator and accounting agent and receives customary fees from the Trust for such services.

An employee of ALPS serves as the Trust’s chief compliance officer. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Trust. Compliance service fees paid by the Trust for the six months ended March 31, 2020 are disclosed in the Statement of Operations.

An employee of PINE Advisor Solutions, LLC (“PINE”) serves as the Trust’s principal financial officer. PINE receives an annual base fee for the services provided to the Trust. PINE is reimbursed for certain out-of-pocket expenses by the Trust. Service fees paid by the Trust for the six months ended March 31, 2020 are disclosed in the Statement of Operations.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Trust. U.S. Bank N.A. serves as the Trust’s custodian.

4. DISTRIBUTIONS

The Trust intends to pay substantially all of its net investment income, if any, to common shareholders through monthly distributions. The Trust intends to distribute any net long-term capital gains to common shareholders at least annually. The Trust expects to declare distributions monthly. To permit the Trust to maintain more stable monthly distributions, the Trust may distribute more or less than the amount of the net income earned in a particular period. There is no assurance the Trust will continue to pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital. Shareholders should not assume that the source of the distribution from the Trust is net income or profit.

24	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2020 (Unaudited)

The Trust declared separate monthly distributions at the following distribution rates:

Monthly Period(s)	Distribution Rate
September 2018 – April 2019	$0.069
May 2019 – April 2020	$0.073

For the six months ended March 31, 2020, the Trust declared distributions of $0.438 per common share, or $4,937,522 in the aggregate.

The characterization of distributions paid to common shareholders reflect estimates made by the Trust. Such estimates are subject to be characterized differently for federal income tax purposes at year-end.

5. CAPITAL TRANSACTIONS

Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share (“Common Shares”).

	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Common Shares outstanding - beginning of period	9,574,537	8,348,918
Common Shares issued in at-the-market offering	2,060,147	1,221,261
Common Shares issued in firm commitment underwritten offering, including over-allotment options exercised	1,098,500	–
Common Shares issued as reinvestment dividends	26,974	4,358
Common Shares outstanding - end of period	12,760,158	9,574,537

The Board is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining stockholder approval.

On October 1, 2018, the Trust filed with the SEC a shelf registration statement on Form N-2 allowing for delayed or continuous offering of up to $100,000,000 aggregate initial offering price of Common Shares. The shelf registration statement was declared effective on March 12, 2019.

On January 17, 2020, the Trust entered into an Amended and Restated Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Trust may offer and sell up to 4,250,000 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933. The minimum price on any day at which Common Shares may be sold will not be less than the then current NAV per Common Share plus any commissions to be paid to the Distributor. For the six months ended March 31, 2020, the Trust issued 2,060,147 Common Shares pursuant to the at-the-market program.

On November 15, 2019, the Trust entered into an underwriting agreement among the Trust, the Adviser, Sub-Adviser and National Securities Corporation to sell 960,000 Common Shares (exclusive of 144,000 Common Shares that the underwriters had the right to purchase pursuant to a 45-day option to cover overallotments, if any) at a price to the public of $8.36 per share. On November 18, 2019, the underwriters partially exercised the overallotment option to purchase 138,500 Common Shares. On November 19, 2019, the Trust issued and sold to the underwriters 1,098,500 Common Shares at a total public offering price (before deduction of the sales load and offering expenses) of $9,183,460.

The Trust paid $507,027 in offering costs during the period relating to the at-the-market program; offering costs are charged to paid-in capital upon the issuance of shares. For the six months ended March 31, 2020, the Trust deducted $507,027 of offering costs from paid-in capital. The Statement of Assets and Liabilities as of March 31, 2020 reflects $11,981 of deferred offering costs outstanding.

6. LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300%). The Trust will not utilize leverage, either through Indebtedness, Preferred Shares or portfolio leverage, in an aggregate amount in excess of 40% of the Trust’s Managed Assets (including the proceeds of leverage).

Semi-Annual Report | March 31, 2020	25

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2020 (Unaudited)

The Trust entered into a Credit Agreement dated October 6, 2017 as amended from time to time (the “Credit Agreement”) with Société Générale (the “Lender”) that establishes a revolving credit facility (the “Facility”). Currently, the Trust may borrow up to $55,000,000. The Facility’s maturity date is October 6, 2021, subject to certain reciprocal termination rights. The Trust pays interest on amounts borrowed based on one-month LIBOR plus 1.10%. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, or (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratio of not less than 300%, meet certain other coverage tests and financial covenants and maintain its registration as a closed-end management investment company.

For the six months ended March 31, 2020, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed was $41,985,383 and 2.89%, respectively. As of March 31, 2020, the amount of such outstanding borrowings was $36,650,000. The interest rate applicable to the borrowings on March 31, 2020 was 2.72%. All securities held as of March 31, 2020 are pledged as collateral for the leverage facility.

The use of leverage is a speculative technique that involves special risks. There can be no assurance that the Adviser’s and the Sub-Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage exposes the Trust to greater risk and increased costs than if it were not implemented. The more leverage that is utilized by the Trust, the more exposed the Trust will be to the risks of leverage. The use of leverage by the Trust causes the net asset value of the common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value, market price and dividend rate of the common shares is likely to be more volatile than those of a fund that is not exposed to leverage. Leverage increases operating costs, which may reduce total return. The Trust pays interest on its borrowings, which may reduce the Trust’s return. Increases in interest rates that the Trust must pay on its borrowings will increase the cost of leverage and may reduce the return to common shareholders. The risk of increases in interest rates may be greater in the current market environment. The terms of any borrowings, including the Credit Agreement, may contain provisions requiring the Trust to maintain certain coverage tests and financial covenants and to cure any noncompliance with such tests or covenants within a specified cure period. Failure to do so could limit certain activities of the Trust, including the declaration and payment of dividends or other distributions to common shareholders. Any reduction in outstanding borrowings by the Trust in order to meet such tests or covenants would reduce any leverage applicable to the Common Shares. To meet such tests or covenants the Trust may be required to dispose of holdings at times or on terms that the Trust would otherwise consider undesirable. Additionally, the Trust may be unable to sell a sufficient amount of portfolio securities in order to maintain required tests or covenants, which could cause an event of default on such borrowings. Upon a default, the Trust’s outstanding borrowings may become immediately due and payable and, to the extent that the Trust has pledged assets as collateral for borrowings, such as pursuant to the Trust’s Credit Agreement, upon a default the lender may be permitted to take possession of such collateral. Adverse or volatile market conditions may in the future make it difficult to maintain, extend or refinance the Trust’s existing borrowing facilities and any failure to do so could have a material adverse effect on the Trust. During the time in which the Trust is utilizing leverage, the amount of the investment advisory fee paid by the Trust will be higher than if the Trust did not utilize leverage because the fees paid will be calculated based on the Trust’s Managed Assets (including proceeds of leverage). Common shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee.

7. PORTFOLIO INFORMATION

Purchase and Sales of Securities: For the six months ended March 31, 2020, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$81,861,711
Proceeds from Investments Sold	$62,682,313

26	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2020 (Unaudited)

8. UNFUNDED COMMITMENTS

The Trust may enter into certain credit agreements, all or a portion of which may be unfunded. The Trust is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statements of Assets and Liabilities and unrealized appreciation (depreciation) on investments in the Statements of Operations. At March 31, 2020, the Trust had an unfunded commitment with the following securities:

Eyecare Partners LLC	$43,351
United PF Holdings LLC	44,643
$87,994

9. TAXES

Classification of Distributions: Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. The “tax return of capital” referenced in the Trust’s Statement of Changes in Net Assets and Financial Highlights is based on the characterization under tax regulations. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. For the Trust, these differences are due to temporary book/tax differences arising primarily from the income recognition deferral for distributions received from certain CLO equity positions that qualify as passive foreign investment companies. Also, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

The tax character of distributions paid by the Trust during the year ended September 30, 2019, was as follows:

2019
Distributions Paid From:
Ordinary income	$6,528,025
Long-term capital gain	–
Return of capital	682,271
Total	$7,210,296

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2020, was as follows:

Cost of investments for income tax purposes	$138,745,916
Gross appreciation (excess of value over tax cost)	$4,422,345
Gross depreciation (excess of tax cost over value)	(47,738,382)
Net unrealized depreciation	$(43,316,037)

Federal Income Tax Status: For federal income tax purposes, the Trust currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the six months ended March 31, 2020, the Trust did not have a liability for any unrecognized tax benefits. The Trust files U.S. federal, state, and local tax returns as required. The Trust’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

10. RISK FACTORS

In the normal course of business, the Trust invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Trust. The Trust’s prospectus provides a detailed discussion of the Trust’s risks and considerations.

Semi-Annual Report | March 31, 2020	27

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2020 (Unaudited)

Recent Market and Economic Developments: An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. Markets have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil-producing countries. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. These events contributed to severe market volatility that result in reduced liquidity and heightened volatility in the performance of the Trust’s portfolio investments, which has adversely impacted the Trust’s NAV per share.

The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Trust’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Trust cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. The Adviser intends to monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objective, but there can be no assurance that it will be successful in doing so.

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Trust will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Trust may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the cost of their investment.

The failure by a CLO in which the Trust invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Trust. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to accelerated payments that would, in turn, reduce the payments the Trust would otherwise be entitled to receive as described below. Separately, the Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Trust may make. If any of these occur, it could adversely affect the Trust’s operating results and cash flows.

The Trust’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Trust on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Trust’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Trust’s net assets.

28	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2020 (Unaudited)

Concentration of Credit Risk: The Trust places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Trust to a credit risk. The Trust does not believe that such deposits are subject to any unusual risk associated with investment activities.

Debt Securities Risk: When the Trust invests in debt securities, the value of an investment in the Trust will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Trust’s share price and total return to be reduced and fluctuate more than other types of investments.

LIBOR Risk: Instruments in which the Trust invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Trust and issuers of instruments in which the Trust invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Trust and/or issuers of instruments in which the Trust may invest may also reference LIBOR. The Trust utilizes leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly-issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Trust, issuers of instruments in which the Trust invests and financial markets generally.

Loan Participations and Assignments: The Trust may invest in loans arranged through private negotiation between one or more financial institutions. The Trust’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Trust may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some loans may be considered illiquid, and are generally less liquid than exchange-traded debt instruments.

Secured Loan Risk: Secured loans hold the most senior position in the capital structure of a borrower. Secured loans in most circumstances are fully collateralized by assets of the borrower. Thus, secured loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Trust’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Trust’s investments in secured loans may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Trust may not have priority over other creditors as anticipated.

Secured loans may include restrictive covenants, which must be maintained by the borrower. The Trust may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. In general, loans unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Trust may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Trust.

Structured Products Risk: The Trust may invest in CLOs and other structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Trust.

Semi-Annual Report | March 31, 2020	29

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2020 (Unaudited)

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

Subordinated and Unsecured or Partially Secured Loans Risk: The Trust may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

11. SUBSEQUENT EVENTS

On March 2, 2020, the Trust declared a distribution of $0.073 per Common Share, which was paid on April 1, 2020 to common shareholders of record on March 17, 2020.

On April 1, 2020, the Trust declared a distribution of $0.060 per Common Share, which was paid on May 1, 2020 to common shareholders of record on April 15, 2020.

On May 1, 2020, the Trust declared a distribution of $0.060 per Common Share, payable on June 1, 2020 to common shareholders of record on May 15, 2020.

30	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Additional Information

March 31, 2020 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Under the Trust’s Dividend Reinvestment Plan (the “Plan”), a holder of Common Shares (“Common Shareholder”) whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by DST Systems, Inc., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by DST Systems, Inc., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact DST Systems, Inc. in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Trust, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then- current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Trust to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Trust should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Trust for reinvestment of dividends or distributions in Common Shares pursuant to the Plan and no brokerage charges will be incurred with respect to Common Shares issued directly by the Trust pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Participants that request a sale of shares through the Plan Agent will incur brokerage charges in connection with such sales.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594.

PROXY VOTING

Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (888) 903-3358. This information is also available on the SEC’s website at www.sec.gov.

Semi-Annual Report | March 31, 2020	31

XAI Octagon Floating Rate & Alternative Income Term Trust	Additional Information

March 31, 2020 (Unaudited)

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Trust from time to time may purchase its Common Shares in the open market or in private transactions.

TRUST CERTIFICATIONS

The Trust’s Chief Executive Officer (“CEO”) has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Trust has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Trust is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). The Trust’s Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF TRUST UPDATES

The Trust regularly updates performance and certain other data and publishes material information as necessary from time to time on its website at www.xainvestments.com/XFLT. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TRANSFER AGENT AND CUSTODIAN

DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105, serves as the Trust’s transfer agent and registrar.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Trust’s custodian.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as the Trust’s legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 200 E. Randolph Street, Chicago, Illinois 60601, is the Trust’s independent registered public accounting firm.

32	www.xainvestments.com

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Effective February 14, 2020, Lauren M. Basmadjian is no longer a portfolio manager of the Trust.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit Ex-99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	May 26, 2020	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	May 26, 2020	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	May 26, 2020	Treasurer and Chief Financial Officer
(Principal Financial Officer)